UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2025

Hashdex Nasdaq Crypto Index US ETF

(Exact name of registrant specified in its charter)

Delaware	001-42511	33-2103856
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 200

New York, NY 10036

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (866) 403-5272

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Beneficial Interest of Hashdex Nasdaq Crypto Index US ETF	NCIQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Master Infrastructure As-A-Service Agreement

On October 7, 2025, the Trust, entered into a Master Infrastructure-as-a-Service Agreement (the “Coinbase Cloud MSA”) with Coinbase Cloud Pte. Ltd. (“Coinbase Cloud”). Under the Coinbase Cloud MSA, Coinbase Cloud will provide the infrastructure and related technical services necessary to enable the Trust to participate in staking activities with respect to certain eligible crypto assets held by the Trust (the “Staking Activities”). The Trust will announce when it starts Staking Activities at a later date.

Under the Coinbase Cloud MSA, Coinbase Cloud will provide the Trust with certain infrastructure and technical services for specific crypto asset networks as set forth in one or more order schedules. These services include, among other things: (i) network participation, which may involve staking, validating, and helping to secure the supported blockchain networks; and (ii) managed services, such as network upgrades, monitoring, and maintenance.

The Coinbase Cloud MSA has an initial term of twenty-four (24) months and will automatically renew for successive twelve (12) month periods unless terminated. As compensation, Coinbase Cloud will receive a service fee calculated as a percentage of the gross staking rewards earned by the Trust. Pursuant to the Coinbase Cloud MSA, the Trust has designated Coinbase Cloud as its primary provider for blockchain-related infrastructure services.

Staked crypto assets will remain under the control of the Trust’s designated Crypto Custodian at all times, and Coinbase Cloud is not permitted to rehypothecate or otherwise use the Trust’s crypto assets for its own benefit. The Coinbase Cloud MSA also contains customary representations, warranties, and provisions regarding indemnification and limitation of liability.

The foregoing description of the Coinbase Cloud MSA does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Master Infrastructure-as-a-Service Agreement, dated as of October 7, 2025, by and between Coinbase Cloud Pte. Ltd. and the Trust
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2025	HASHDEX NASDAQ CRYPTO INDEX US ETF

	By:	/s/ Samir Elias Hachem Kerbage
	Name:	Samir Elias Hachem Kerbage
	Title:	Director of the Sponsor (Principal Finance Officer and Principal Accounting Officer)

2